UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 4, 2005

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 Wood-Red Road, N.E.
Woodinville, Washington 98072

(Address of principal executive offices, including zip code)

(425) 892-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on March 7, 2005 to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

On March 7, 2005, LOUD Technologies Inc. (the “Company” or “LOUD”) filed a current report on Form 8-K in connection with the completion of the merger of SLM Merger Corp., an indirect wholly owned subsidiary of LOUD, with and into St. Louis Music, Inc. (“St. Louis Music”), in accordance with the Acquisition Agreement (the “Acquisition Agreement”), dated as of March 4, 2005, by and among LOUD, SLM Holding Corp., SLM Merger Corp. and St. Louis Music (the “Merger”).  As a result of the Merger, St. Louis Music is now an indirect wholly owned subsidiary of LOUD.

Our total purchase consideration consisted of $33.7 million in cash, a commitment to pay $3.0 million in two years, $1.2 million in shares of LOUD common stock valued using the February 18, 2005 closing price, liabilities assumed of $3.9 million and estimated transaction costs of $1.3 million.  The $3.0 million future commitment is guaranteed by the Company and Sun Capital Partners III QP, LP, an affiliate of Sun Capital Partners, Inc. and Sun Mackie, LLC, the Company’s principal shareholder.

A $40 million revolving short-term demand credit facility was provided to SLM Merger Corp. to finance the acquisition of St. Louis Music and for future working capital.  Sun Capital Partners III QP, LP has guaranteed $29 million of this credit facility and the remaining $11 million is limited to a percentage of eligible accounts receivable and inventory of St. Louis Music. LOUD intends to refinance its existing credit facilities (including the SLM Merger facility) and to extinguish Sun Capital Partners III QP’s guarantee.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)                               Financial Statements of Business Acquired

The audited balance sheets of St. Louis Music, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2004, 2003 and 2002, together with the report thereon of KPMG LLP, are attached hereto as Exhibit 99.1.

(b)                               Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2005 and for the year ended December 31, 2004 are attached hereto as Exhibit 99.2.

(c)                                Exhibits

99.1                           Audited balance sheets of St. Louis Music, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2004, 2003 and 2002, together with the report thereon of KPMG LLP.

99.2                           Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2005 and for the year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2005
LOUD Technologies Inc.

	By:	/s/ James T. Engen
James T. Engen
Chief Executive Officer and President

EXHIBIT INDEX

99.1                           Audited balance sheets of St. Louis Music, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2004, 2003 and 2002, together with the report thereon of KPMG LLP.

99.2                           Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2005 and for the year ended December 31, 2004.